BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
BASIS OF PRESENTATION

1.       BASIS OF PRESENTATION

Oi S.A. - Under Judicial Reorganization – Debtor-in-Possession (“Company” or “Oi”), is a Switched Fixed-line Telephony Services (“STFC”) concessionaire, operating since July 1998 in Region II of the General Concession Plan (“PGO”), which covers the Brazilian states of Acre, Rondônia, Mato Grosso, Mato Grosso do Sul, Tocantins, Goiás, Paraná, Santa Catarina and Rio Grande do Sul, and the Federal District, in the provision of STFC as a local and intraregional long-distance carrier. From January 2004 on, the Company also provides domestic and international long-distance services in all Regions and since January 2005 started to provide local services outside Region II. These services are provided under concessions granted by Agência Nacional de Telecomunicações—ANATEL (National Telecommunications Agency), the regulator of the Brazilian telecommunications industry (“ANATEL” or “Agency”).

The Company is headquartered in Brazil, in the city of Rio de Janeiro, at Rua do Lavradio, 71 – 2º andar.

The Company also holds: (i) through its wholly-owned subsidiary Telemar Norte Leste S.A. - Under Judicial Reorganization – Debtor-in-Possession (“Telemar”) a concession to provide fixed telephone services in Region I and nationwide International Long-distance services; and (ii) through its indirect subsidiary Oi Móvel S.A. - Under Judicial Reorganization – Debtor-in-Possession (“Oi Móvel”) a license to provide mobile telephony services in Region I, II and III.

The local and nationwide STFC long-distance concession agreements entered into by the Company and its subsidiary Telemar with ANATEL are effective until December 31, 2025. These concession agreements provide for reviews on a five-year basis and in general have a higher degree of intervention in the management of the business than the licenses to provide private services, and also include several consumer protection provisions, as perceived by the regulator. On December 30, 2015, ANATEL announced that the review to be implemented by the end of 2015 had been postponed to April 30, 2016. Subsequently, On April 29, 2016, ANATEL decided, under a Resolution Circular Letter, to postpone until December 31, 2016 the execution of the revised agreements. On December 30, 2016 and under a Resolution Circular Letter, ANATEL postponed again the execution of the new concession agreements up to June 30, 2017. On June 29, 2017, ANATEL informed, in an official letter, that it would no longer make any further amendments to the concession agreements at this instance. Note that until the end of the concession agreement on December 31, 2025 there would still be a period for revision, on December 31, 2020. It is worth noting that Congress Bill 79/2016 provides for a special amendment of concession agreements to adjust them to the possibility of migrating from a public utility regime to an STFC service provision under a private law regime. Thus, if this bill is passed into law, the concession agreement is subject to amendment in any date other than December 31, 2020. Throughout the years, ANATEL initiated some procedures aiming at monitoring the Company’s financial situation, as well as to assess the Company’s ability to discharge its obligations arising from the terms of the concession agreements. In light of the approval of the Judicial Reorganization Plan by the creditors and its subsequent ratification by the competent court ANATEL started to monitor the Oi Group Companies’ operating and financial positions based on the effectiveness of said Judicial Reorganization Plan (JRP).

In Africa, the Company provides fixed and mobile telecommunications services indirectly through Africatel Holding BV (“Africatel”). The Company provides services in Mozambique, and São Tomé, among other countries, notably through its subsidiaries Listas Telefónicas de Moçambique (“LTM”) and CST – Companhia Santomense de Telecomunicações, SARL (“CST”). Additionally, Africatel holds an indirect 25% stake in Unitel S.A. (“Unitel”) and a 40% stake in Cabo Verde Telecom, S.A. (“CVT”), which provides telecommunications services in Angola and Cape Verde.

In Asia, the Company provides fixed and mobile telecommunications services basically through its subsidiary Timor Telecom.

The Company is registered with the Brazilian Securities and Exchange Commission (“CVM”) and the U.S. Securities and Exchange Commission (“SEC”). Its shares are traded on B3 S.A. – Brasil, Stock Exchange, OTC, and its American Depositary Receipts (“ADRs”) representing Oi common shares and preferred shares traded on the New York Stock Exchange (“NYSE”).

JUDICIAL REORGANIZATION

On June 20, 2016, Oi, together with its direct and indirect wholly owned subsidiaries Oi Móvel, Telemar, Copart 4 Participações S.A. – Under Judicial Reorganization - Debtor-in-Possession (“Copart 4”), Copart 5 Participações S.A. – Under Judicial Reorganization - Debtor-in-Possession (“Copart 5”), Portugal Telecom International Finance B.V. – Under Judicial Reorganization - Debtor-in-Possession (“PTIF”), and Oi Brasil Holdings Cooperatief U.A. – Under Judicial Reorganization—Debtor-in-Possession (“Oi Holanda”) (collectively with the Company, the “Oi Companies” or “RJ Debtors”) filed, as a matter of urgency, a request for judicial reorganization with the Court of the State of Rio de Janeiro, as approved by the Company’s Board of Directors and the competent governing bodies.

As broadly disclosed to the market, the Company had been taking actions and conducting studies, together with its financial and legal advisors to optimize its liquidity and debt profile. The Company, after considering the challenges arising from its economical and financial situation and in light of the maturity schedule of its financial debts, threats to cash flows represented by imminent block or pledge of amounts in lawsuits, and in light of the urgency to adopt protection measures of the Oi Companies, concluded that the request for judicial reorganization was the most appropriate course of action at that time to (i) preserve the continuity of its offering of quality services to its customers, within the rules and commitments undertaken with the Brazilian National Telecommunications Agency (ANATEL), (ii) preserve the value of the Oi Companies, (iii) maintain the continuity of operations and corporate activities in an organized manner, thus protecting the interests of the Oi Companies, its customers, shareholders and other stakeholders, and (iv) protect the Oi Companies’ cash and cash equivalents.

The filing of the judicial reorganization was another step towards the Company’s financial restructuring, who continues working to secure new customers while maintaining its service and product sales to all market segments, in all of its distribution and customer service channels. The installation, maintenance and repair activities also continue to be performed on a timely basis by the Oi Companies and their subsidiaries. All of Company’s workforce has been maintaining the work as usual, including sales, operating and administrative activities. Oi keeps focusing on its investments in structuring projects aimed at promoting the improvement of service quality to continue to bringing technological advances, high service standards, and innovation to its customers.

On June 22, 2016, the United States Bankruptcy Court for the Southern District of New York (“U.S. Bankruptcy Court”) entered an order granting the provisional relief requested by the Company, Telemar, Oi Holanda and Oi Móvel (all four collectively referred to as “Debtors”) in their United States bankruptcy code Chapter 15 cases that were filed on June 21, 2016.

The Provisional Relief prevents creditors from initiating actions against the Debtors or their property located within the territorial jurisdiction of the United States and parties from terminating their existing U.S. contracts with the Debtors.

On June 23, 2016, the High Court of Justice of England and Wales issued orders recognizing the judicial reorganization request in respect of the Company, Telemar and Oi Móvel filed in Brazil pursuant to Law 11101/2005, as a foreign main proceeding in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Model Law on Cross-Border Insolvency, as set out in Schedule 1 to the Cross-Border Insolvency Regulations 2006 (S.I. 2006 No. 1030) (“Recognition Orders”).

The Recognition Orders establish that the commencement or continuation of proceedings (including enforcement actions) in England and Wales relating to the Company’s, Telemar’s and Oi Móvel’s assets, rights, obligations or liabilities are stayed from June 23, 2016.

On June 29, 2016, the Judge of the 7th Corporate Court of the Judicial District of the State Capital of Rio de Janeiro (“Judicial Reorganization Court”) granted the processing of the judicial reorganization of the Oi Companies.

The decision granting the processing of the judicial reorganization of the Oi Companies determined that all the procedural time limits are counted in business days. To this regard, even though the decision has determined that the Judicial Reorganization Plan (“JRP” or “Plan”) be filed within 60 business days, the Public Prosecution Service filed an interlocutory appeal requesting that this time limit be counted in calendar days. In light of the interlocutory appeal filed by the Public Prosecution Service, the Judicial Reorganization Court revised its decision, establishing that the JRP be filed within 60 calendar days, counted from the issuance of the decision granting the processing of the judicial reorganization.

On July 21, 2016, the U.S. Bankruptcy Court held a hearing to judge the Debtors’ requests and since no objection to the recognition was filed, the U.S. Bankruptcy Court recognized the judicial reorganization as a main foreign proceeding with regard to each of the Debtors. As a result of this recognition, a stay was automatically applied, preventing the filing, in the United States, of any actions against the Debtors or their properties located within the territorial jurisdiction of the United States and parties from terminating their existing U.S. contracts with the Debtors.

On July 22, 2016, the judicial reorganization request was ratified by the shareholders at the Company’s Extraordinary Shareholders’ Meeting.

The shareholders also authorized the Company’s management to take all the actions and practice all the acts necessary with regard to the judicial reorganization of the Oi Companies and ratified all the actions taken up to that date.

On July 22, 2016, the Judicial Reorganization Court appointed PricewaterhouseCoopers Assessoria Empresarial Ltda. as the court-appointed financial administrator, and the law firm Arnoldo Wald to act as the court-appointed legal administrator (collectively, “Judicial Administrator”) of the Oi Companies.

Considering that the Judicial Reorganization Court changed the way the deadline to file the plan is counted, as referred to above, on September 5, 2016 the Oi Companies filed the JRP, which establishes the terms and conditions for the restructuring of the Oi Companies’ debt, and the main actions that could be adopted to overcome the current financial situation of the Oi Companies and their continuity as going concerns, including by (i) restructuring and balancing their liabilities; (ii) prospecting and adopting actions during the judicial reorganization aiming to obtain new funds; and (iii) potential sale of capital assets.

The first list of creditors submitted by the Oi Companies was published on September 20, 2016 (“First List of Creditors”). Payables to parties not controlled by Oi, according to the First List of Creditors, totaled approximately R$65.1 billion. As from the date of this publication, the creditors had fifteen (15) business days to file with the Judicial Administrator (i) a proof of claim (the “Proof of Claim” or “Claim”), if their receivables were not included in the First List of Creditors, or (ii) the discrepancy (the “Discrepancy”) if, according to the creditor, the amount in the First List of Creditors is incorrect or its credits were incorrectly classified. The deadline for creditors to file a Claim and/or a Discrepancy was October 11, 2016.

On March 2, 2017, the 3rd Lisbon Commercial Court issued a decision acknowledging, with regard to Oi and Telemar, the decision that approved the processing of the judicial reorganization requested filed in Brazil.

On March 22, 2017, the Company’s Board of Directors approved the basic financial conditions to be adjusted in the JRP and authorized the Company’s Executive Officers and advisors to file, as soon as possible, an amendment to the JRP with the Judicial Reorganization Court, as disclosed by Oi in a Material Fact Notice on the same date, and these conditions were presented in court on March 28, 2017. The amended JRP was filed with the court on October 11, 2017.

On March 31, 2017, the Judicial Reorganization Court issued a decision replacing PricewaterhouseCoopers Assessoria Empresarial Ltda. as financial administrator for the BDOPro Consortium, which declined the appointment. Thus on April 10, 2017, the law Firm Arnoldo Wald was appointed as the sole judicial administrator of the Oi Companies’ Judicial Reorganization.

The judicial administrator reviewed the First List of Creditors and after reviewing this List, taking into consideration the Claims and Discrepancies, submitted the list of creditors published in the Notice of May 29, 2017 (“List of Creditors”).

The publication of the List of Creditors set two deadlines for the creditors: (i) a ten-business day deadline to file with the Judge their challenges to Second List of Creditors (the “Challenge”); and (ii) a thirty-business day deadline to file with the Judge their objections to the Judicial Reorganization Plan (the “Objection”).

On August 23, 2017, the Judicial Reorganization Court scheduled the date of the first Creditors’ General Meeting (“CGM”) for October 9, 2017 (on its first notice to convene) and October 23, 2017 (on its second notice to convene).

On September 27, 2017, in light of the negotiated decisions to ensure the approval of the JRP and the procedural aspects related to holding the General Creditors’ Meeting (“CGM”), which could result in changes in the voting system, the Oi Companies requested to the Judicial Reorganization Court the postponement of the CGM to October 23, 2017, on its first notice to convene, and November 27, 2017, on its second notice to convene, at Riocentro. The Judicial Reorganization Court approved this request on the same day, seconding the favorable opinions of the judicial administrator and the Rio de Janeiro State’s Public Prosecution Office.

On October 10, 2017, the majority of the members of the Company’s Board of Directors approved the new version of the JRP.

On October 11, 2017, the RJ Debtors filed a new, joint version of the JRP with the Judicial Reorganization Court, to be reviewed and approved at the CGM on the dates referred to above, as well as the report of the independent appraiser.

On October 20, 2017, in response to the requests made by certain creditors, the Judicial Reorganization Court determined the postponement of the GCM for November 6, 2017, on its first notice to convene, and November 27, 2017, on its second notice to convene.

In compliance with the provisions of Article 36 of Law 11101/2005, the Judicial Reorganization Court, in response to a request from the Judicial Administrator, determined the postponement of the CGM date, firstly scheduled for November 6, 2017, on its first notice to convene, for November 10, 2017, and maintained November 27, 2017 to hold the CGM, on its second notice to convene.

On November 9, 2017, in response to the new requests made by certain creditors, the Judicial Reorganization Court determined once again the postponement of the CGM to December 7, 2017, on its first notice to convene, which may continue on December 8, 2017, if necessary, and February 1, 2018, on its second notice to convene, which may continue on February 2, 2018, if necessary.

Again, on November 29, 2017, the Judicial Reorganization Court determined once again the postponement of the CGM to December 19, 2017, on its first notice to convene, which may continue on December 20, 2017, if necessary, and February 1, 2018, on its second notice to convene, which may continue on February 2, 2018, if necessary.

On December 19, 2017, after confirming that the required quorum of classes I, II, III, and IV creditors was in attendance, the CGM was held and the JRP was approved by a vast majority of creditors on December 20, 2017.

On January 8, 2018, the Judicial Reorganization Court issued a decision that ratifies the JRP and grants the judicial reorganization to the Oi Companies. Said decision was published on February 5, 2018, initiating the period for the creditors of the RJ Debtors to elect one of the payment options to recover their claims, as provided for in the JRP, which ended on February 26, 2018, except for bondholders, whose deadline was extended to March 8, 2018, as decided by the Judicial Reorganization Court on February 26, 2018.

In the course of the preparation of the JRP, the Company assessed a significant set of scenarios and forecasts for the evolution of its operations and financial, and conducted discussions with creditors and partners affected by the JRP. This preparatory work was in line with the complexity and sheer size of the Company’s business, the existing high number of operating and financial processes and controls with an impact on the assumptions used by Management, and the volume and diversity of the information used.

The Company’s management identified, during the preparation of the JRP, that there were weaknesses in some of these processes and controls and an opportunity to obtain further information from the entities involved in the process.

In light of the identification of weaknesses in controls, the Company’s management immediately took the necessary actions to measure possible impacts of the JRP on cash flows and the Company’s historic financial statements, namely with regard to the realizable value of assets. In a short period of time, Management initiated the procedures aimed at identifying the root cause of the weaknesses, the design, and the implementation, within a short and, appropriate time horizon, of new and improved controls. Finally, this work allowed Management to conclude that there should not be any impact on the Judicial Reorganization Plan’s Cash Flows and make the corresponding corrections of accounting errors (Note 2).

The prepetition liabilities subjected to compromise will be recovered by the creditors in accordance with the JRP approved at the CGM on December 19 and 20, 2017 and ratified by the Judicial Administrator Court on January 8, 2018, which was submitted on December 22, 2017 by the Trustee, in the records of digital case No. 0203711-65.2016.8.19.0001, available for consultation on the Company’s website (www.recjud.com.br) and the Court of Justice’s website (www.tjrj.jus.br). :

Creditors Settlement Program

On June 23, 2017, the Company disclosed a Notice to the Market informing that, as authorized by the Judicial Reorganization Court, the Company was going to initiate a program to enter into settlements with the Oi Companies’ creditors listed in the Judicial Administrator’s List of Creditors, published on May 29, 2017 (“Oi Creditor” and “Creditors Settlement Program” or “Program”, respectively), and creditors could join the program via the website www.credor.oi.com.br.

The Creditors Settlement Program was applicable for creditors with claims amounting to R$50,000 or lower, and allowed the prepayment of 90% of the claim on the acceptance of the creditor and the remaining 10% of the claim after the approval of the JRP, to be paid under the terms and conditions of the Creditors Settlement Program. A Oi Creditor whose claim was higher than R$50,000 would be entitled to join the Creditors Settlement Program, in which case they would receive a R$50,000 prepayment, upon acceptance by such Oi Creditor of the settlement under the terms and conditions set out in the Creditors Settlement Program and the exceeding amount will be paid as set out in the Plan. The Creditors Settlement Program benefited the participating Oi Creditors as it allowed for the prepayment of part of the amount under the Program.

The Program was temporarily suspended by force of a judicial decision but on August 29, 2017 the Rio de Janeiro State Court of Justice overturned this decision and upheld the validity of the Creditors Settlement Program. Accordingly, the Creditors Settlement Program was implemented as from this date, and ended in December 8, 2017.

Approximately 35,000 creditors jointed the Creditors Settlement Program, of which about 30,000 in Brazil and 5,000 in Portugal, and approximately R$360 million were made available for the prepayment of the settlements entered into under the Program.

Pre-petition Claims, Regulatory Agencies

The Company has reported that it has knowledge of regulatory punitive administrative proceedings and lawsuits that could amount to approximately R$14.5 billion as at June 30, 2016, including fines imposed, expected fines to be imposed and corresponding inflation adjustments. The Company disagrees and is challenging a material portion of the noncompliance events pointed out by ANATEL and it is also challenging the disproportionateness of the punitive actions taken, emphasizing their unreasonableness.

It is worth noting that in the context of the judicial reorganization of the Oi Companies, ANATEL challenged, amongst others, the decision that approved the processing of the judicial reorganization, as well as the beginning of a mediation proceeding between the RJ Debtors and itself, by filing bills of review No. 0043065-84.2016.8.19.0000 and No. 0060963-13.2016.8.19.0000. As for bill of review No. 0043065-84.2016.8.19.0000, filed against the decision that approved the processing of the judicial reorganization, this appeal found that ANATEL’s credits are subject to the reorganization. The interlocutory appeal filed against the mediation proceeding between the RJ Debtors and ANATEL is still pending trial. Notwithstanding, in light of the lack of interest of ANATEL in this mediation proceeding, on February 26, 2018 the 7th Corporate Court of the Rio de Janeiro State Court of Justice issued a decision where it rules the suspension of the mediation proceeding between ANATEL and the Company.

It is worth noting that ANATEL also challenged the submission of its claims to the judicial reorganization proceeding, by filing interlocutory appeal No. 0057446-63.2017.8.19.0000 against the decision issued on its claim Challenge case, in which the Judicial Reorganization Court reaffirms the understanding on the pre-petition nature of the regulator’s nontax claims. In his judgment of the advanced relief request filed by ANATEL, State Justice Cezar Augusto Rodrigues Costa, reporting judge at the time, decided to maintain such claims under the Judicial Reorganization Court and granted partial suspensory effect to determine the exclusion of possible tax claims assigned to ANATEL, as well as the statutory charges arising on their collection and the related punitive fines for tax infractions. Currently, the Company is awaiting a decision on the Interlocutory appeal filed by ANATEL against this decision and the judgment of the appeal merits by the 8th Civil Court. In addition Justice Marco Buzzi, from the Superior Court of Justice decided, in the context of Conflict of Competence No. 154.977/RJ, based on the opinion of the Federal Public Prosecution Office, to acknowledge that the submission of ANATEL claims must be discussed in the context of the Judicial Reorganization, using the appropriate appeal.

In addition to the appeals referred to above, ANATEL filed interlocutory appeal No. 0048971-21.2017.8.19.0000 against the decision issued on its objection to the judicial reorganization plan without judgment on the objection’s merits. As a result of this appeal, the requested suspensory effect was partially upheld by State Justice Cezar Augusto, from the 8th Civil Chamber of the Rio de Janeiro State Court of Justice, by suspending the enforcement of Clauses 4.3.2.8 and Sub-clauses 4.3.2.8.1 and 4.3.2.8.2 of the JRP that had been filed by the RJ Debtors in what they concern ANATEL. Said clauses address the payment of ANATEL’s pre-petition claims and the initiation of the mediation between the RJ Debtors and ANATEL. Oi, however, changed the terms of the JRP, which maintains the treatment of ANATEL claims as pre-petition claims and was approved by a vast majority of creditors at the Creditors’ General Meeting on December 19 and 20, 2017, and ratified by the 7th Corporate Court of the Rio de Janeiro State Court of Justice on January 8, 2018.

ANATEL also filed interlocutory appeal No. 0055283-13.2017.8.19.0000 against the decision issued within the judicial reorganization’s court records, which permitted holding a Creditors’ General Meeting without granting the request made by ANATEL to exclude all its claims. The appeal was not accepted and the Company is currently awaiting the 8th Civil Court’s decision on the interlocutory appeal filed by ANATEL.

The JRP submitted to and approved at the CGM on December 20, 2017, which was ratified by the Judicial Reorganization Court on January 8, 2018, lays down the payment method Pre-petition Claims, Regulatory Agencies, which include ANATEL’s non-tax claims amounting to approximately R$14.5 billion as of June 30, 2016:

(i)

Payment of nontax pre-petition claims that are under the jurisdiction of the Federal Attorney General’s Office (AGU) in two hundred forty (240) installments, commencing June 30, 2018, as follows: (i) from the 1st to the 60th installment: 0.160%; (ii) from the 61st to the 120th installment: 0.330%; (iii) from the 121st to the 180th installment: 0.500%; (iv) from the 181st to the 239th installment: 0.660%; and (v) 240th installment: the outstanding balance. The first installments shall be fully paid by cashing amounts initially deposited in courts as collateral of these claims, to be supplemented, if necessary, in cash. Beginning in the subsequent month, Oi shall pay the other installments in cash. As from the second installment, the monthly installments shall be adjusted for inflation using the SELIC (Central Bank’s policy rate);

Because the other nontax pre-petition claims of regulatory agencies challenged at the administrative level are illiquid up to this date, they shall be paid as laid down in Clause 4.3.6 of the JRP, general payment method of unsecure claims.

The Plan also provides for the possibility of the Company adopting a general statutory rule to be published in the future in order to regulate the non-tax claims of regulatory agencies subject to the Judicial Reorganization.

Note, however, that ANATEL filed interlocutory appeal No. 001068-32.2018.8.19.0000 against the decision that ratified the judicial reorganization plan, alleging the invalidity of Clause No. 4.3.4, which sets the method for settlement of ANATEL’s claims. This appeal is pending trial.

Accordingly, the court decisions in effect establish that ANATEL’s non-tax claims against the Oi Companies are subject to the judicial reorganization proceeding and shall be paid as provide for by Pre-petition Claims, Regulatory Agencies (Clause 4.3.4 of the approved and ratified Judicial Reorganization Plan), as decided by the Oi Group’s creditors at the CGM, and decided by the Judicial Reorganization Court, pursuant to Law 11101/2005.

Payment proposals in the JRP approved at the CGM on December 20, 2017 and ratified by the Judicial Reorganization Court on January 8, 2018

The Oi Group’s creditors shall become creditors of the debt(s) issued by the RJ Debtor that was their original debtor.

Plan for Creditors (Note 28)

This section presents a summarized version of the key terms of the repayment Plan to Oi Group Creditors, including certain information on the financial terms and conditions included in the JRP.

Note that, as defined in Appendix 1.1 to the JRP, the publication date of the Judicial Reorganization Court’s decision ratifying the JRP, i.e., the lower court decision granting the judicial reorganization, against which no appeal with a suspensory effect is upheld, which is January 8, 2018, published on the Official Gazette on February 5, 2018, is taken into consideration for purposes of the way the time limit in the payment terms is counted.

Class I – Labor Claims

The payment of Labor Claims is described below:

General rule: labor claims shall be paid in five (5) equal monthly installments, with a 180-day grace period after the Court Ratification of the Plan. Labor claims not yet acknowledged shall be paid in five (5) equal monthly installments, with a six-month grace period after a final, unappeasable court on the amount due decision is issued.

Labor Claims that are collateralized by judicial deposits:

•	Shall be paid through the immediate withdrawal of the amount deposited in court.

•

If the deposited amount is lower than the debt listed by the Oi Companies, the deposit shall be used to pay part of the debt and the outstanding balance shall be paid after a decision is issued by the Court that ratifies the amount due in five (5) equal monthly installments, with a 180-day grace period from the Court Ratification of the Plan. If the deposit is higher than the debt, the Oi Companies shall withdraw the difference.

Labor Claims not collateralized by judicial deposits shall be paid via judicial deposits attached to the court records of the related case.

Fundação Atlântico (pension fund) claims:

•	Payable in six (6) annual, equal installments, with a five-year grace period as from the Court Ratification of the Plan.

•

Interest/inflation adjustment: five-year grace period for interest. National Consumer Price Index (INPC) + 5.5% per year, levied as from the Court Ratification of the Plan, annually accrued during the grace period and payable annually, as from the sixth year, together with the principal installments.

Class II – Collateralized Payables

Class 2 claims shall be paid as follows:

Each creditor shall receive the original debt amount, as disclosed in the List of Creditors, adjusted by the interest/inflation adjustment rate, as follows:

Principal shall be repaid as follows:

•	72-month grace period for principal as from the Court Ratification date of the Judicial Reorganization Plan;

•	Principal shall be repaid in 108 monthly installments, as described in the table below:

Months	Percentage of the amount to be repaid per month
0 a 72nd	0.0%
73rd to 132nd	0.33%
133rd to 179th	1.67%
180th	1.71%

•	Four-year grace period on interest.

Interest: Long-term Interest Rate, released by the Central Bank, plus spread of 2.946372%, where the interest levied in the first four (4) years shall not be paid and shall be accrued annually and added to the principal.

Classes III and IV – Unsecured Creditors and MBOs/SBs

The payment proposal for claims of Unsecured Creditors and Micro-business Owners (“MBOs”) and Small Businesses (“SBs”) is described below, according to the thresholds established in the JRP:

Linear payment to Unsecured Creditors:

•

Linear payment to Unsecured Creditors: Unsecured Creditors’ and MEs/EPPs’ claims of amounting up to R$1,000 were paid in a single installment within 20 business days after the Court Ratification of the Plan.

•

Unsecured Creditors and MEs/EPPs with claims above R$1,000 can elect to receive their claims in a single installment, providing that they agree to receive only R$1,000 as the full payment of their claims an related costs, payable within 20 business days after the end of the period to elect the payment option.

Unsecured Creditors with Judicial Deposits: Class 3 and 4 claims held by Unsecured Creditors shall be paid after the withdrawal of the judicial deposits, using the following discount percentages:

Claim Amount Interval	Discount %
Up to R$1,000.00	0%
R$1,000.01 to R$5,000.00	15%
R$5,000.01 to R$10,000.00	20%
R$10,000.01 to R$150,000.00	30%
Over R$150,000.00	50%

•	Shall be paid through the withdrawal of the deposited amount;

•

If the deposit is lower than the debt (after the discount above, as applicable), the deposit shall be used to pay part of the debt and the outstanding balance shall be paid after a decision issued by the competent court that ratifies the amount due according to the General Payment Method described below;

•	If the deposit is higher than the debt (calculated after the discount above, as applicable), The Oi Companies shall withdraw the difference.

Unsecured Creditors and MEs/EPPs that are not paid as provided for above can opt for payments using one of the method described below, limited to a maximum amount per offer.

Restructuring Option 1:

•

Part of Classes 3 and 4 claims shall be denominated in Brazilian reais by the amount of Classes 3 and 4 Creditors that elected this option, up to a ceiling of R$10,000,000,000; these Creditors can elect one of the following methods: (i) claim restructuring; (ii) private debentures, or (iii) public debentures.

•	Part of Classes 3 and 4 claims shall be denominated in US dollars by the amount claimed of Classes 3 and 4 Creditors that elected this option, up to a maximum of US$1,150,000,000.

•	60-month grace period on principal;

•	Principal shall be repaid in 24 semiannual, successive installments, as shown in the table below:

Six-month periods	Percentage of the amount to be repaid per six-month period
0 to 10th	0.0%
11th to 20th	2.0%
21st to 33rd	5.7%
34th	5.9%

•

The interest rate shall be (i) an annual rate equivalent to 80% of the interbank deposit rate (CDI) for claims denominated in Brazilian reais and (ii) 1.75% per year for claims denominated in US dollars; interest shall be annually accrued to the principal and paid semiannually as from the 66th month after the Ratification of the Judicial Reorganization Plan;

•	Once this offer’s maximum amounts are reached, the outstanding balances of the claims payable under this offer shall be paid according to the General Payment Method described below.

Restructuring Option 2:

•

The claims of the Creditors that elect this payment method shall be restructured in US dollars within up to six (6) months after the Court Ratification of the Plan, limited to a maximum of US$850,000,000.

•	60-month grace period on principal;

•	Principal shall be repaid in 24 semiannual, successive installments, as shown in the table below:

Six-month periods	Percentage of the amount to be repaid per six-month period
0 to 10th	0.0%
11th to 20th	2.0%
21st to 33rd	5.7%
34th	5.9%

•	Interest of 1.25% per year, annually accrued to the principal and paid semiannually as from the 66th month after the Ratification of the Judicial Reorganization Plan, where:

•

During the principal grace period, 10% of total interest shall be paid semiannually, while the remaining 90% shall be accrued to the principal annually. After this period, 100% of total interest shall be paid semiannually.

•	Once this offer’s maximum amounts are reached, the outstanding balances of the claims payable under this offer shall be paid according to the General Payment Method described below.

•	The creditors’ rights granted under this offer can only be assigned with the prior consent of Oi.

Bond restructuring Option 3:

Restructuring of unqualified bonds:

•	This offer is available only to bondholders with claims up to US$750,000, and it is limited to a maximum of US$500,000,000.

•	50% discounts, firstly applied to interest and subsequently to principal.

•	Grace period on principal: six years as from the Ratification of the Plan.

•

Principal shall be equivalent to 50% of the unqualified bondholders’ claims, capped at US$250,000,000, and shall be repaid in twelve (12) semiannual, successive installments, as shown in the table below:

Six-month periods	percentage of the amount to be repaid per six-month period
0 to 12th	0.0%
13th to 18th	4.0%
19th to 23rd	12.66%
24th	12.70%

•	Interest: 6% per year in US dollars, annually accrued to the principal as from the 78th month after the Court Ratification of the Plan.

Restructuring of qualified bonds:

•	This offer is available only to bondholders with claims in excess of US$750,000, which will receive the following:

•	Common shares issued by Oi and currently held by PTIF;

•	New notes;

•	New I Common Shares; and

•	Subscription Warrants

•	Exchange ratios: for each US$664,573.98:

•	9,137 common shares issued by Oi and currently held by PTIF;

•	New Notes, issued at the overall price of US$145,262, which consists of a par value of US$130,000 and an issue premium of US$15,262;

•	119,017 New I Common Shares;

•	9,155 Subscription Warrants.

Note: the exchange ratios assume that the number of Oi common shares and Oi preferred shares is 825,760,902.

•	The New Notes shall be issued in US$1,000 multiples and shall have a maximum par value of R$6,300,000,000, equivalent to a maximum par value of US$1,918,100,167.

•	Maturity: 7th year after its issue date.

•	Principal: shall be repaid in a bullet payment maturing on the 84th month after its issue date;

•	Interest: can be paid under one of the following two methods:

•	10% per year, paid semiannually; or

•

During the first three (3) years as from the plan’s ratification, 12% interest paid semiannually, of which 8% of the annual interest paid is in cash semiannually and 4% compounded semiannually and paid in the 36th month after the issue date of the New Notes, and beginning in the 4th year when annual 10% interest in being charged, paid semiannually.

•	The New I Common Shares shall be due as a result of the capital increase, through the capitalization of the claims:

•	Up to 1,756,054,163 New I Common Shares shall be issued with par value ranging from R$6.70 to R$7 to a total ranging from R$11,756,562,892.10 to R$12,292,379,141.

•	Subscription warrants: Oi shall issue up to 135,081,089 subscription warrants.

Restructuring Option 4: General Payment Method

This offer applies to creditors that do not meet the terms and conditions of the previous offers or if the offers highlighted above exceed their maximum amounts and the creditor still holds an outstanding balance.

•	Principal shall be repaid in five (5) equal annual, successive installments after the 20-year grace period.

•	Interest/inflation adjustment:

•

Interest equivalent to TR, a benchmark rate, per year in the case of unsecure claims whose holders elect to receive payment for their claims in Brazilian reais; this interest shall be levied as from the Court Ratification of the Plan, and total interest and inflation adjustment accrued in the period shall be paid only and together with the last principal installment.

•	No interest, in the case of unsecured claims whose holders elect to receive payment for their claims in US dollars.

•	The Company shall have an early repayment option consisting of the payment of 15% of principal and accrued interest.

•	Payment maximum: R$70,000,000,000, minus the amount of pre-petition claims that are restructured under the other offers of the Plan.

Restructuring Option 5: Strategic Supplier Creditors

•

The claims of Strategic Supplier Creditors, suppliers of goods and/or services that kept the terms and conditions practiced prior to the filing of the Judicial Reorganization Plan, that do not arise from loans or financing facilities granted to the Oi Companies, shall be paid, up to a maximum of R$150,000, within up to 20 business days after the end of the period to elect the payment option.

If these suppliers have claims in excess of R$150,000, they shall receive the outstanding amount minus a 10% discount in four (4) equal annual, successive installments, plus (i) TR + 0.5% in the case of real-denominated claims and (ii) 0.5% per year in the case of US dollar- or euro-denominated claims.

Claims of related parties

Claims that refer to intragroup loans among the RJ Debtors, by using cash generated by transactions conducted in the international market by the RJ Debtors, shall be paid as described below:

•	Principal shall be repaid beginning on the 20th year after the settlement of the General Payment Method claims. Principal shall be repaid in five (5) equal annual, successive installments.

•

Interest/inflation adjustment: TR for real-denominated intragroup claims 0.5%, levied as from the Court Ratification of the Plan. Total interest and inflation adjustment accrued in the period shall be paid only and together with the last principal installment. No interest, in the case of dollar- or euro-denominated intragroup claims.

The Oi Companies may mutually agree an alternative method for the settlement of intragroup claims, under the originally agreed terms and conditions, including, but not limited to, by netting their payables and receivables, as provided for by the law.

Cash Sweep

Unsecured Creditors, MEs/EPPs, and Secured Creditors can accelerate the receipt of their claims against the Oi Companies with the cash sweep, which shall be proportionally distributed among the claims, under the following terms:

•	In the first five (5) years after the Court Ratification of the Plan, the Oi Companies shall assign the equivalent to 100% of the net revenue from the sale of assets that exceeds US$200 million.

•	Beginning on the 6th year after the Court Ratification of the Plan, the Oi Companies shall assign the equivalent to 70% of its Cash Balance that exceeds the Minimum Cash Balance.

•	The Minimum Cash Balance is defined as the higher of:

(i)	25% of the aggregate of prior year’s OPEX and CAPEX; or

(ii)	R$5 billion.

•	Additionally, any funds originating from a capital increase shall be added to the calculation of the Minimum Cash Balance.

Capital Increases – New Funds

Pursuant to the shareholders’ right of first refusal and in accordance with the conditions precedent described in next topic, the Company is required to make a Capital Increase – New Funds totaling R$4,000,000,000.

In accordance with the JRP approved in December 20, 2017 the Issue Price of the New II Common Shares shall be calculated by dividing R$3,000,000,000 by the number of Oi shares outstanding on the business day immediately prior to the capital increase.

A Commitment Fee of 8% in US dollars or 10% in Company shares shall be due to the investors identified in the Backstop Agreement that have committed to promptly provide or obtain firm commitments for the full subscription of the capital increase, as established in said Backstop Agreement. Certain aspects related to the Backstop Agreement can be changed as a result of the decision that ratified the judicial reorganization plan, against which motions for clarification were filed, notably due to the extension of the of the commitment premium to other similar creditors that are subject to the same conditions of the investors who are identified in the Backstop Agreement that has been determined.

Further Obligations and other relevant situations:

Restriction to Dividend Payments: The Oi Companies shall be restricted from declaring or paying any dividends, return on capital, or make any other payment or distribution on (or relating to) its own shares (including any payment relating to any merger or consolidation involving any RJ Debtors), except as otherwise provided for in the Plan.

The RJ Debtors shall only distribute dividends to their shareholders as follows: (i) up to the sixth anniversary of the Court Ratification of Plan, as applicable, the RJ Debtors shall not pay any dividends; and (ii) after the sixth anniversary of the Court Ratification of Plan, as applicable, the RJ Debtors shall be authorized to pay dividends if, and only if, the Company’s net debt-to-EBITDA ratio is two (2) or lower, after the end of the relevant financial year.

Suspension of the Obligations: Beginning on the day of a Suspension of Obligations Event and ending on a Reversal Date (as defined below) (“Suspension Period”) with regard to the Pre-petition Claims, the following obligations shall no longer apply to the Pre-petition Claims to be restructured and paid under the Judicial Reorganization Plan (for purposes of this Clause, “Suspended Obligations”):

•	Annual early redemption with Surplus Cash Generation;

•	Restriction to Dividend Payments.

The RJ Debtors shall be fully exempt from liabilities resulting from any actions taken or events incurred during the Suspension Period or, also, any contractual obligation prior to a Reversal Date (as if, in this period of time, these actions, events, or contractual obligations were allowed).

At any time, if two (2) credit rating agencies rate Oi with an investment grade and no noncompliance occurs, the obligations listed above shall be suspended (“Obligation Suspension Event”). If on any subsequent date (“Reversal Date”), one (1) or both rating agencies cancel the investment grade or downgrade Oi below the investment grade, the suspended obligations shall be reinstated.

Conditions Precedent. The JRP, in the Appendix to Clause 4.3.3.5, provides for a set of resolution and suspensory conditions precedent that need to be checked or formally and expressly waived by the qualified unsecured creditors until the actual conversion of the claims in Company securities. As at December 31, 2017 Management is not aware of any events of noncompliance with these conditions.

Sale of Capital Assets. The JRP, in the Appendix to Clause 3.1.3, lists a set of capital assets that Management may sell in order to raise additional funds. The Company’s management has been undertaking efforts to sell some financial investments, having not yet completed any transaction.

Corporate Restructuring activities. The JRP, in the Appendix to Clause 7.1., lists a set of corporate transactions that Management may implement to optimize and increase the Company’s results, contributing to the compliance with the JRP obligations. The merger of Oi Internet with and into Oi Móvel was completed on March 1, 2018.

Liabilities subject to compromise (Note 28)

As a result of the filing of the Bankruptcy Petitions, the company has applied the FASB Accounting Standards Codification (“ASC”) 852 Reorganizations in preparing its consolidated financial statements. ASC 852 requires that financial statements distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain expenses, realized gains and losses and provisions for losses that are realized or incurred in the judicial reorganization proceedings have been recorded in a reorganization line item in its consolidated statements of operations. In addition, the prepetition obligations that may be impacted by the judicial reorganization proceedings have been classified on the balance sheet as liabilities subject to compromise. These liabilities are reported as the amounts expected to be allowed by the Judicial Reorganization Court, even if they may be settled for lesser amounts.

In connection with an emergence from the Judicial Reorganization Cases, the Company may be required to adopt fresh start accounting, upon which the Company’s assets and liabilities will be recorded at their fair value. The fair values of the Company’s assets and liabilities as of that date may differ materially from the recorded values of its assets and liabilities as reflected in its historical consolidated financial statements. In addition, the Company’s adoption of fresh start accounting may materially affect its results of operations following the fresh start reporting dates as the Company may have a new basis in its assets and liabilities. Consequently, the Company’s financial statements may not be comparable with the financial statements prior to that date and the historical financial statements may not be reliable indicators of its financial condition and results of operations for any period after it adopts fresh start accounting. The Company is in the process of evaluating the potential impact of the fresh start accounting on its consolidated financial statements, which is not possible to conclude at the moment due to the pending swap of claims by equity, necessary for the conclusion of the mentioned fresh start accounting.

Summary of acquisitions, corporate restructuring and divestures

Company’s capital increase through the contribution by Pharol (formerly Portugal Telecom, SGPS, S.A., “Pharol”) of all PT Portugal shares.

As mentioned below, as part of the business combination, a capital increase of the Company was approved, which was partially paid-in through the contribution, by Pharol, of all the shares issued by PT Portugal SGPS, S.A. (“PT Portugal”).

Pursuant to the Definitive Agreements executed on February 19, 2014, which described the steps necessary to implement this Transaction, the Company’s Board of Directors decided at the meetings held on April 28 and 30, 2014, to increase capital by R$13,217,865 through a public distribution of Company common and preferred shares, with the issue of 2,142,279,524 common shares, including 396,589,982 common shares in the form of American Depositary Shares (“ADSs”), and 4,284,559,049 preferred shares, including 828,881,795 preferred shares in the form of ADSs.

On May 5, 2014, Banco BTG Pactual S.A., as Public Offering Stabilizing Underwriter, exercised, part of the distribution option for 120,265,046 Oi common shares and 240,530,092 Oi preferred shares (“Overallotment Shares”), amounting to R$742,035. As a result, on said date the Company capital increased to R$21,431,109.

The shares were issued at the price of R$2.17 per common share and R$2.00 per preferred share. The common shares in the form of ADSs (“ADSs ON”, each representing one common share) were issued at the price of US$0.970 per ADS ON, and the preferred shares in the form of ADSs (“ADSs PN”, each representing one preferred share) were issued at the price of US$0.894 per ADS PN.

Finally, the issued shares were paid in (i) in assets, by Pharol through the contribution to the Company of all PT Portugal SGPS, S.A. (“PT Portugal”) shares, which held all the (i.a) operating assets of Pharol amounting to R$30,299 (mostly represented by available-for-sale securities, tangible and intangible assets), except its direct or indirect interests in the Company and in Contax Participações S.A., and (i.b) liabilities of Pharol at the contribution date amounting to R$33,115 (mostly represented by non-current debt), as determined in the Valuation Report prepared by Banco Santander (Brasil) S.A. (“PT Assets”), approved at the Company’s Shareholders’ Meeting held on March 27, 2014; and (ii) cash, on the subscription date, in local legal tender amounting to R$8.25 billion. Accordingly, the Company’s capital increase totaled the gross amount of R$13.96 billion, including PT’s assets valued at R$5.71 billion.

Sale of PT Portugal Shares

The sale of all the shares of PT Portugal to Altice Portugal S.A. (“Altice”), involving basically the operations of PT Portugal in Portugal and in Hungary, was completed on June 2, 2015 (see note 27 for financial impacts). After this sale, the Company retained its stakes in the following former PT Group subsidiaries:

(i)

100% of the shares of PT Participações SGPS, S.A. (“PT Participações”), holding of the operations in Africa, through Africatel Holdings BV (“Africatel”), and Timor, through Timor Telecom, S.A. (“Timor Telecom”);

(ii)	100% of the shares of Portugal Telecom International Finance B.V. (“PTIF”), CVTEL B.V. (“CVTEL”), and Carrigans Finance S.à.r.l. (“Carrigans”).

Corporate reorganization

On March 31, 2015, the shareholders of TmarPart acting at a pre-meeting of the shareholders of TmarPart (1) unanimously approved the adoption of an alternative share structure, after analyzing options and taking into consideration the obstacles to the completion of the previously announced merger of shares of Oi and TmarPart, and (2) authorized the managements of TmarPart and Oi to begin taking the applicable steps to implement the alternative share structure. The alternative share structure was intended to achieve many of the primary purposes of the merger of shares of Oi and TmarPart, including the adoption by the company of the best corporate governance practices required by BM&FBovespa’s Novo Mercado segment and the elimination of the control of Oi through the various shareholders’ agreements governing Oi, while maintaining the goal of implementing a transaction that would result in the listing of the shares of Oi on the Novo Mercado.

The implementation of the alternative share structure consisted of the corporate ownership simplification transactions (described below), the adoption of new by-laws of the Company, the election of a new board of directors of the Company, and a voluntary share exchange through which holders of the Company’s preferred shares were entitled to exchange their preferred shares for the Company’s common shares (“voluntary convertion”).

On September 1, 2015, the Company and several of its direct and indirect shareholders undertook the following transactions, which refer to collectively as the corporate ownership simplification transactions:

•	AG Telecom merged with and into PASA;

•	LF Tel merged with and into EDSP;

•	PASA and EDSP merged with and into Bratel Brasil;

•	Valverde merged with and into TmarPart;

•	Venus RJ Participações S.A., Sayed RJ Participações S.A. and PTB2 S.A. merged with and into Bratel Brasil;

•	Bratel Brasil merged with and into TmarPart; and

•	TmarPart merged with and into the Company.

In connection with these transactions, all of the shareholders agreements to which the Company was an intervening party and through which the direct and indirect shareholders of TmarPart had rights to influence the Company’s management and operations were terminated. In the merger of TmarPart with and into Oi, the net assets of TmarPart, in the amount of R$122,412 was merged into the shareholders’ equity of Oi and as a result of the merger, TmarPart ceased to exist. The merger of TmarPart with and into Oi also resulted in the recognition its shareholders’ equity of a tax benefit related to the step up of goodwill tax basis in the amount of R$982,768 with a corresponding valuation allowance by the same amount derived from the acquisition of equity interest in TmarPart recorded by Bratel Brasil, AG Telecom, LF Tel, in accordance with applicable Brazilian law. This tax benefit was recorded directly in equity as it was a transaction among and with shareholders’ of Oi.

In the merger of TmarPart with and into Oi, shareholders of TmarPart received the same number of shares of Oi as were held by TmarPart immediately prior to the merger of TmarPart with and into Oi in proportion to their holdings in TmarPart. No withdrawal rights for the holders of shares of Oi were available in connection with the merger of TmarPart with and into Oi.

At an extraordinary shareholders meeting of the Company held on September 1, 2015, the shareholders (1) adopted amended by-laws of the Company that were intended to increase the corporate governance standards applicable to the Company as well as to limit the voting rights of holders of a large concentration of common shares, and (2) elected a new board of directors with terms of office until the shareholders’ meeting that approves the financial statements for the year ending December 31, 2017.

With regard to the Voluntary Conversion, a total of 314,250,655 Oi preferred shares, or 66.84% of total preferred shares ex-treasury, were offered for conversion by their holders, attaining the minimum acceptance threshold of 2/3 of the holders of preferred shares ex-treasury to which the Voluntary Conversion was subject, was reached.

The Company’s Board of Directors ratified the voluntary conversion, accepted the conversion requests filed by the holders of Preferred ADSs, and approved the summon of the Extraordinary Shareholders’ Meeting to reflect the new share structure, as a result of the Voluntary Conversion, in the Company’s Bylaws.